RESIGNATION OF DIRECTOR

I, John Pepe, Jr., hereby tender my resignation as Director of Momentous Entertainment Group, Inc., a Nevada corporation, such resignation to be effective April 15, 2017.

DATED this 15th day of April, 2017.

DIRECTOR

RESIGNATION OF DIRECTOR

I, John Pepe, Jr., hereby tender my resignation as Director of Poolworks Germany Ltd such resignation to be effective April 15, 2017.

DATED this 15th day of April, 2017.

DIRECTOR